                                                                    EXHIBIT 10.5


                      ___________________________________

                         ALLIANCE LAUNDRY HOLDINGS LLC
                      ___________________________________


            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT



                            Dated as of May 5, 1998


THE COMPANY INTERESTS REPRESENTED BY THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH INTERESTS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

THE COMPANY INTERESTS REPRESENTED BY THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SPECIFIED IN THE SECURITYHOLDERS AGREEMENT, DATED AS OF MAY 5, 1998, AS AMENDED OR MODIFIED FROM TIME TO TIME, AMONG THE ISSUER (THE "COMPANY"), AND CERTAIN INVESTORS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH INTERESTS UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO ANY TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.


================================================================================

                               TABLE OF CONTENTS
                               -----------------


                                                                       PAGE
                                                                       ----

ARTICLE  I   DEFINITIONS..................................................1

ARTICLE II   ORGANIZATIONAL MATTERS.......................................9
        2.1  Formation of Company.........................................9
        2.2  Limited Liability Company Agreement..........................9
        2.3  Name.........................................................9
        2.4  Purpose......................................................9
        2.5  Principal Office; Registered Office..........................9
        2.6  Term.........................................................9
        2.7  No State-Law Partnership....................................10

ARTICLE III  CAPITAL CONTRIBUTIONS.......................................10
        3.1  Unitholders.................................................10
        3.2  Capital Accounts............................................10
        3.3  Negative Capital Accounts...................................11
        3.4  No Withdrawal...............................................12
        3.5  Loans From Unitholders......................................12

ARTICLE IV   DISTRIBUTIONS AND ALLOCATIONS...............................12
        4.1  Distributions...............................................12
        4.2  Allocations.................................................14
        4.3  Special Allocations.........................................14
        4.4  Tax Allocations.............................................15
        4.5  Curative Allocations........................................16
        4.6  Indemnification and Reimbursement for Payments on Behalf
             of a Unitholder.............................................16

ARTICLE V    MANAGEMENT..................................................17
        5.1  Authority of Board..........................................17
        5.2  Actions of the Board; Composition...........................17
        5.3  Proxies.....................................................18
        5.4  Meetings, etc...............................................18
        5.5  Delegation of Authority.....................................19
        5.6  Purchase of Units...........................................19
        5.7  Limitation of Liability.....................................20

ARTICLE VI   RIGHTS AND OBLIGATIONS OF UNITHOLDERS.......................21
        6.1  Limitation of Liability.....................................21
        6.2  Lack of Authority...........................................21
        6.3  No Right of Partition.......................................21

                                                                       PAGE
                                                                       ----

        6.4  Indemnification.............................................21
        6.5  Members Right to Act........................................22
        6.6  Conflicts of Interest.......................................23

ARTICLE VII BOOKS, RECORDS, ACCOUNTING AND REPORTS.......................24
        7.1  Records and Accounting......................................24
        7.2  Fiscal Year.................................................24
        7.3  Reports.....................................................24
        7.4  Transmission of Communications..............................25

ARTICLE VIII TAX MATTERS.................................................25
        8.1  Preparation of Tax Returns..................................25
        8.2  Tax Elections...............................................25
        8.3  Tax Controversies...........................................25

ARTICLE IX   TRANSFER OF COMPANY INTERESTS...............................26
        9.1  Transfer In General.........................................26
        9.2  Assignee's Rights...........................................26
        9.3  Assignor's Rights and Obligations...........................27

ARTICLE X    ADMISSION OF MEMBERS........................................27
       10.1  Substituted Members.........................................27
       10.2  Additional Members..........................................27

ARTICLE XI   WITHDRAWAL AND RESIGNATION OF UNITHOLDERS...................28
       11.1  Withdrawal and Resignation of Unitholders...................28

ARTICLE XII DISSOLUTION AND LIQUIDATION..................................28
       12.1  Dissolution.................................................28
       12.2  Liquidation and Termination.................................28
       12.3  Deferment; Distribution in Kind.............................29
       12.4  Cancellation of Certificate.................................30
       12.5  Reasonable Time for Winding Up..............................30
       12.6  Return of Capital...........................................30
       12.7  Liquidity Event or IPO......................................30

ARTICLE XIII VALUATION...................................................31
       13.1  Determination...............................................31
       13.2  Determination of Fair Market................................31

ARTICLE XIV GENERAL PROVISIONS...........................................32

                                                                       PAGE
                                                                       ----

       14.1  Power of Attorney...........................................32
       14.2  Amendments..................................................32
       14.3  Title to Company Assets.....................................33
       14.4  Addresses and Notices.......................................33
       14.5  Binding Effect..............................................34
       14.6  Creditors...................................................34
       14.7  Waiver......................................................34
       14.8  Counterparts................................................34
       14.9  Applicable Law..............................................34
       14.10 Severability................................................34
       14.11 Further Action..............................................34
       14.12 Expenses....................................................35
       14.13 Offset......................................................35
       14.14 Entire Agreement............................................35
       14.15 Remedies....................................................35
       14.16 Opt-in to Article 8 of the Uniform Commercial Code..........35
       14.17 Descriptive Headings; Interpretation........................36

                         ALLIANCE LAUNDRY HOLDINGS LLC
            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT


          This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, dated as of May 5, 1998, is entered into by and among the Members a party hereto. Pursuant to Section 13.9 of that certain Limited Liability Company Agreement of Raytheon Commercial Laundry, LLC dated as of August 21, 1997 (the "Original
                                                                   --------
Agreement"), the parties thereto desire to amend and restate the Original
---------
Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend and restate the Original Agreement as follows:


                                   ARTICLE  I

                                  DEFINITIONS

          The following definitions shall be applied to the terms used in this Agreement for all purposes, unless otherwise clearly indicated to the contrary.

          "Additional Member" means a Person admitted to the Company as a Member
           -----------------
pursuant to Section 10.2.

          "Adjusted Capital Account Deficit" means with respect to any Capital
           --------------------------------
Account as of the end of any Taxable Year, the amount by which the balance in such Capital Account is less than zero. For this purpose, such Person's Capital Account balance shall be:

          (i) reduced for any items described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5), and (6), and

          (ii) increased for any amount such Person is obligated to contribute or is treated as being obligated to contribute to the Company pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (relating to partner liabilities to a partnership) or 1.704-2(g)(1) and 1.704-2(i) (relating to minimum gain).

          "Admission Date" is defined in Section 9.3.
           --------------

          "Affiliate" of any Person means any Person that directly or indirectly
           ---------
controls, is controlled by, or is under common control with the Person in question.

          "Agreement" means this Amended and Restated Limited Liability Company
           ---------
Agreement of Alliance Laundry Holdings LLC.

          "Assignee" means a Person to whom a Company Interest has been
           --------
transferred in accordance with the terms of the Securityholders Agreement, but who has not become a Member pursuant to Article X.

          "Bain" means Bain/RCL, L.L.C.
           ----

          "Bain Group" means Bain/RCL, L.L.C.,  and each of its respective
           ----------
Affiliates and successors.

          "Bain Members" is defined in Section 5.2(b).
           ------------

          "Bain Units" means Units held by members of the Bain Group.
           ----------

          "Base Rate" means, on any date, a variable rate per annum equal to the
           ---------
rate of interest most recently published by The Wall Street Journal as the
                                            -----------------------
"prime rate" at large U.S. money center banks.

          "Board" means the Board of Managers of the Company.
           -----

          "Book Value" means, with respect to any Company property, the
           ----------
Company's adjusted basis for federal income tax purposes, adjusted from time to time to reflect the adjustments required or permitted by Treasury Regulation
Section 1.704-1(b)(2)(iv)(d)-(g).

          "BRS" shall mean BRS/RCL Investment Corp., BCB Family Partners, L.P.,
           ---
Stephen C. Sherrill, NAZ Family Partners, L.P., H. Virgil Sherrill, Paul D. Kaminski, Nancy A. Zweng, Bruce C. Bruckmann, John Rice Edmonds, Donald J. Bruckmann, Susan Kaider, Harold O. Rosser, Marilena Tibrea, Walker C. Simmons, MLPF&S Custodian FBO Paul Kaminski and their Affiliates, Permitted Transferees (as defined in the Securityholders Agreement) and successors.

          "Capital Account" means the capital account maintained for a Member
           ---------------
pursuant to Section 3.2.

          "Capital Contribution" means any cash, cash equivalents, promissory
           --------------------
obligations or the Fair Market Value of other property which a Unitholder contributes or is deemed to have contributed to the Company pursuant to Section
3.1 or 5.1.

          "Cash Inflows" means the sum of all Capital Contributions made by the
           ------------
Investors from and after the date of this Agreement with respect to or in exchange for Investor Units.

          "Cash Outflows" means the sum of all cash Distributions and the Fair
           -------------
Market Value of all other Distributions made by the Company to the Investors, together with the sum of all other cash payments and the Fair Market Value of all other payments made by unaffiliated third parties to, or otherwise received by, the Investors (other than in connection with a repurchase of securities pursuant to an Executive Agreement) from and after the date of this Agreement with respect to or in exchange for Investor Units; provided that in the event
                                                   -------- ----
that property is distributed subject to
contingencies or restrictions that might affect its Fair Market Value (e.g., non-publicly traded stock, publicly traded stock subject to restrictions or limitations or a right to receive future consideration pursuant to an earn out), such Distribution shall not be considered a "Cash Outflow" until the date such distributed property is first sold by one of the Investors (i) in or after an underwritten public offering of securities by the Company or (ii) to any person who is not an Affiliate of any Unitholder or the Company.

          "Certificate" means the Company's Certificate of Formation as filed
           -----------
with the Secretary of State of Delaware.

          "Chairman" is defined in Section 5.2(b).
           --------

          "Change in Control" shall mean the first to occur of (i) the
           -----------------
occurrence of a Liquidity Event or (ii) (A) the Company (or its successor as a result of merger, consolidation, reorganization or sale) becoming a reporting company under the Securities Exchange Act of 1934 as a result of the registration of its common equity securities thereunder and (B) the Investors and their affiliates collectively ceasing to own at least 50% of the aggregate number of Common Units that they own on the date hereof (as adjusted for a dividend or split or exchange or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization).

          "Class A Unit" means a Unit representing a fractional part of the
           ------------
Company Interests of the Unitholders and having the rights and obligations specified with respect to Class A Units in this Agreement.

          "Class A Unitholder" means a holder of Class A Units.
           ------------------

          "Class B Unit" means a Unit representing a fractional part of the
           ------------
Company Interests of the Unitholders and having the rights and obligations specified with respect to Class B Units in this Agreement.

          "Class B Unitholder" means a holder of Class B Units.
           ------------------

          "Class C Unit" means a Unit representing a fractional part of the
           ------------
Company Interests of the Unitholders and having the rights and obligations specified with respect to the Class C Units in the Agreement.

          "Class C Unitholder" means a holder of Class C Units.
           ------------------

          "Class L Unit" means a Unit representing a fractional part of the
           ------------
Company Interests of the Unitholders and having the rights and obligations specified with respect to the Class L Units in this Agreement.

          "Class L Unitholder" means a holder of Class L Units.
           ------------------

          "Class L Yield" means, with respect to each Class L Unit, the amount
           -------------
accruing on such Class L Unit on a daily basis, at the rate of 12% per annum, compounded on the last day of each calendar quarter, on (a) the Unreturned Capital of such Class L Unit plus (b) Unpaid Class L Yield thereon, for all
                             ----
prior quarterly periods. In calculating the amount of any Distribution to be made during a period, the portion of a Class L Unit's Class L Yield for such portion of such period elapsing before such Distribution is made shall be taken into account with respect to determining the amount of such Distribution with respect to Class L Yield.

          "Code" means the United States Internal Revenue Code of 1986, as
           ----
amended. Such term shall, at the Board's sole discretion, be deemed to include any future amendments to the Code and any corresponding provisions of succeeding Code provisions (whether or not such amendments and corresponding provisions are mandatory or discretionary).

          "Commitment" means, with respect to each Unitholder, the aggregate
           ----------
amount of Capital Contributions made or agreed to be made by such Unitholder as specified in Schedule I attached hereto as the same may be modified from time to
             ----------
time under the terms of this Agreement.

          "Common Unit" means a Unit representing a fractional part of the
           -----------
Company Interests of the Unitholders and having the rights and obligations specified with respect to Class L Units, Class A Units, Class B Units or Class C Units in this Agreement; provided that a "Common Unit" will not include (i) a
                         --------
Class B Unit unless and until such Class B Unit is a Vested Class B Unit and the Target B Multiple has been achieved, or (ii) a Class C Unit unless and until such Class C Unit is a Vested Class C Unit and the Target C Multiple has been achieved. Without limiting the generality of the immediately preceding sentence and in furtherance thereof, any Units that are not included as "Common Units" pursuant to the proviso contained in the immediately preceding sentence at the time of any determination thereof, shall not be deemed outstanding for purposes of Section 4.1(a)(iv) at the time of such determination.

          "Common Unitholder" means a holder of Common Units.
           -----------------

          "Company" means Alliance Laundry Holdings LLC, a Delaware limited
           -------
liability company, established in accordance with this Agreement as such limited liability company may be from time to time constituted, and including its successors.

          "Company Interest" means the interest of a Unitholder in Profits,
           ----------------
Losses and Distributions.

          "Delaware Act" means the Delaware Limited Liability Company Act, 6
           ------------
Del.L. (S) 18-101, et seq., as it may be amended from time to time, and any
                   -------
successor to the Delaware Act.

          "Distribution" means each distribution made by the Company to a
           ------------
Unitholder, whether in cash, property or securities of the Company and whether by liquidating distribution, redemption, repurchase or otherwise; provided that
                                                                  --------
none of the following shall be a Distribution: (a) any redemption or repurchase by the Company of any securities, and (b) any recapitalization or exchange of securities of the Company, and any subdivision (by Unit split or otherwise) or any combination (by reverse Unit split or otherwise) of any outstanding Units and (c) any distribution made by the Company pursuant to Section 4.1(c) hereof.

          "Equity Securities" means (i) Units or other equity interests in the
           -----------------
Company (including other classes or groups thereof having such relative rights, powers and duties as may from time to time be established by the Board, including rights, powers and/or duties senior to existing classes and groups of Units and other equity interests in the Company), (ii) obligations, evidences of indebtedness or other securities or interests convertible or exchangeable into Units or other equity interests in the Company and (iii) warrants, options or other rights to purchase or otherwise acquire Units or other equity interests in the Company.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended.

          "Event of Withdrawal" means the death, retirement, resignation,
           -------------------
expulsion, bankruptcy or dissolution of a Member, or the occurrence of any other event that terminates the continued membership of a Member in the Company.

          "Executive Agreements" means those certain Executive Unit Purchase
           --------------------
Agreements and IRA and Executive Unit Purchase Agreements, by and among the Company and certain employees of the Company, and/or trustees for various employees' IRAs, as in effect from time to time.

          "Fair Market Value" means, with respect to any asset or equity
           -----------------
interest, its fair market value determined according to Article XIII.

          "Fiscal Period" means any interim accounting period within a Taxable
           -------------
Year established by the Board and which is permitted or required by Code Section 706.

          "Fiscal Year" means the Company's annual accounting period established
           -----------
pursuant to Section 7.2.

          "Governmental Entity" means the United States of America or any other
           -------------------
nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

          "Indemnified Person" is defined in Section 6.4(a).
           ------------------

          "Independent Third Party" means any Person or group of Persons
           -----------------------
collaborating with respect to a transaction that, immediately prior to the contemplated transaction, does not own, individually or collectively, in excess of 10% of the Company's Units on a fully-diluted basis (a "10% Owner"), who is
                                                           ---------
not controlling, controlled by or under common control with any such 10% Owner and who is not the spouse or descendent (by birth or adoption) of any such 10% Owner or a trust for the benefit of such 10% Owner and/or such other Persons.

          "Investor Units" means, collectively, Class A Units and Class L Units.
           --------------

          "Investors" means members of the Bain Group.
           ---------

          "IPO" means the initial sale pursuant to a registration statement
           ---
filed under the Securities Act of any Equity Securities of the Company, whether by the Company or any holder of equity securities of the Company.

          "Liens" means any mortgage, pledge, security interest, encumbrance,
           -----
lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse against the Company, any Subsidiary or any Affiliate, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third party of property leased to the Company or any Subsidiaries under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination arrangement in favor of another Person (other than any subordination arising in the ordinary course of business).

          "Liquidity Event" means (a) any sale to an Independent Third Party of
           ---------------
all or substantially all (as defined in the Model Business Corporation Act) of the assets of the Company and its Subsidiaries on a consolidated basis in one transaction or series of related transactions, (b) any sale to an Independent Third Party of all or substantially all of the Common Units (or a transaction having a similar effect as contemplated by Section 12.7) in one transaction or series of related transactions but excluding any sales of Common Units in a Public Sale (as defined in the Securityholders Agreement) or (c) a merger or consolidation or other transaction which accomplishes one of the foregoing.

          "Losses" means items of Company loss and deduction determined
           ------
according to Section 3.2.

          "Member" means each of the members named on Schedule I attached hereto
           ------                                     ----------
and any Person admitted to the Company as a Substituted Member or Additional Member; but only so long as such Person is shown on the Company's books and records as the owner of one or more Units.

          "Merger Agreement" means that certain Agreement and Plan of Merger,
           ----------------
dated February 21, 1998, by and among Bain, the Company, Raytheon and Raytheon Commercial Laundry LLC, as amended from time to time.

          "Minimum Gain" means the partnership minimum gain determined pursuant
           ------------
to Treasury Regulation Section 1.704-2(d).

          "Note" means that certain Junior Subordinated Note in the original
           ----
principal amount of $9,000,000 issued by the Company to Raytheon.

          "Person" means an individual or a corporation, partnership, limited
           ------
liability company, trust, unincorporated organization, association or other entity.

          "Preferred Redemption Date" shall mean the earlier to occur of (i) a
           -------------------------
Change in Control, (ii) the consummation of an IPO and (iii) the date that is eleven and one-half years from date hereof.

          "Preferred Unit" means a Unit representing a fractional part of the
           --------------
Company Interests of the Unitholders and having the preference rights and other rights and obligations specified with respect to Preferred Units in this Agreement.

          "Preferred Unitholder" means a holder of Preferred Units.
           --------------------

          "Profits" means items of Company income and gain determined according
           -------
to Section 3.2.

          "Raytheon" means Raytheon Company, a Delaware corporation, and any
           --------
transferee of Common Interests issued to it.

          "Representative" is defined in Section 5.2(b).
           --------------

          "Securities Act" means the Securities Act of 1933, as amended, and
           --------------
applicable rules and regulations thereunder, and any successor to such statute, rules or regulations. Any reference herein to a specific section, rule or regulation of the Securities Act shall be deemed to include any corresponding provisions of future law.

          "Securityholders Agreement" means that certain Securityholders
           -------------------------
Agreement, dated as of the date hereof, by and among the Company and each of its Members, as amended or modified from time to time.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or business entity of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity. For purposes hereof, references to a "Subsidiary" of the Company shall be given effect only at such times that the Company has one or more Subsidiaries, and, unless otherwise indicated, the term "Subsidiary" refers to a Subsidiary of the Company.

          "Substituted Member" means a Person that is admitted as a Member to
           ------------------
the Company pursuant to Section 10.1.

          "Target B Multiple" means Cash Outflows divided by Cash Inflows which
           -----------------
yield a result greater than or equal to 1.0.

          "Target C Multiple" means Cash Outflows divided by Cash Inflows which
           -----------------
yield a result greater than or equal to 3.0.

          "Tax Matters Partner" has the meaning given to such term in Section
           -------------------
6231 of the Code.

          "Taxable Year" means the Company's accounting period for federal
           ------------
income tax purposes determined pursuant to Section 7.2.

          "Treasury Regulations" means the income tax regulations promulgated
           --------------------
under the Code and effective as of the date hereof. Such term shall, at the Board's sole discretion, be deemed to include any future amendments to such regulations and any corresponding provisions of succeeding regulations (whether or not such amendments and corresponding provisions are mandatory or discretionary).

          "Unit" means a Company Interest of a Member or an Assignee in the
           ----
Company representing a fractional part of the Company Interests of all Members and Assignees and shall include Common Units and Preferred Units; provided that
                                                                  -------- ----
any class or group of Units issued shall have relative rights, powers and duties set forth in this Agreement and the Company Interest represented by such class or group of Units shall be determined in accordance with such relative rights, powers and duties.

          "Unitholder" means any owner of one or more Units as reflected on the
           ----------
Company's books and records.

          "Unitholder Group" is defined in Section 6.6.
           ----------------

          "Unpaid Class L Yield" of any Class L Unit means, as of any date, an
           --------------------
amount equal to the excess, if any, of (a) the aggregate Class L Yield accrued on such Class L Unit for all periods prior to such date, over (b) the aggregate amount of prior Distributions made by the Company that constitute payment of Class L Yield on such Class L Unit.

          "Unreturned Capital" means, with respect to a Preferred Unit or a
           ------------------
Class L Unit, the excess, if any, of the Capital Contribution made in exchange for or on account of such Unit over all Distributions made by the Company that constitute a return of the Capital Contribution therefor pursuant to Section 4.1(a)(ii) or 4(a)(iv).

          "Vested Class B Units"  means any Class B Units which have time vested
           --------------------
in accordance with the terms of the Executive Agreement pursuant to which such Units were acquired.

          "Vested Class C Units"  means any Class C Units which have time vested
           --------------------
in accordance with the terms of the Executive Agreement pursuant to which such Units were acquired.

          "Vested Common Units" means collectively Vested Class B Units and
           -------------------
Vested Class C Units.


                                   ARTICLE II

                             ORGANIZATIONAL MATTERS

          2.1 FORMATION OF COMPANY. The Company was formed on August 21, 1997 pursuant to the provisions of the Delaware Act and the provisions of this Agreement.

          2.2 LIMITED LIABILITY COMPANY AGREEMENT. The Members hereby execute this Agreement for the purpose of establishing the affairs of the Company and the conduct of its business in accordance with the provisions of the Delaware Act. The Members hereby agree that during the term of the Company set forth in
Section 2.6 the rights and obligations of the Unitholders with respect to the Company will be determined in accordance with the terms and conditions of this Agreement and, except where the Delaware Act provides that such rights and obligations specified in the Delaware Act shall apply "unless otherwise provided in a limited liability company agreement" or words of similar effect, and such rights and obligations are set forth in this Agreement, the Delaware Act; provided that, notwithstanding the foregoing, Section 18-210 of the Delaware Act
--------
shall not apply or be incorporated into this Agreement.

          2.3 NAME. The name of the Company shall be "Alliance Laundry Holdings LLC." The Board in its sole discretion may change the name of the Company at any time and from time to time. Notification of any such change shall be given to all Unitholders. The Company's business may be conducted under its name and/or any other name or names deemed advisable by the Board.

          2.4 PURPOSE. The purpose and business of the Company shall be any business which may lawfully be conducted by a limited liability company formed pursuant to the Delaware Act.

          2.5 PRINCIPAL OFFICE; REGISTERED OFFICE. The principal office of the Company shall be at P.O. Box 990, Ripon, WI 54971-0990 or such other place as the Board may from time to time designate. The Company may maintain offices at such other place or places as the Board deems advisable. Notification of any such change shall be given to all Unitholders. The address of the registered office of the Company in the State of Delaware shall be 1 East Loockermann Street, Dover, DE 19901, and the registered agent for service of process on the Company in the State of Delaware at such registered office shall be National Registered Agents, Inc.

          2.6 TERM. The term of the Company commenced upon the filing of the Certificate in accordance with the Delaware Act and shall continue in existence until termination and dissolution thereof in accordance with the provisions of
Article XII.

          2.7 NO STATE-LAW PARTNERSHIP. The Unitholders intend that the Company not be a partnership (including, without limitation, a limited partnership) or joint venture, and that no Unitholder be a partner or joint venturer of any other Unitholder by virtue of this Agreement, for any purposes other than as set forth in the last sentence of this Section 2.7, and neither this Agreement nor any other document entered into by the Company or any Unitholder relating to the subject matter hereof shall be construed to suggest otherwise. The Unitholders intend that the Company shall be treated as a partnership for federal and, if applicable, state or local income tax purposes, and that each Unitholder and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment.


                                  ARTICLE III

                             CAPITAL CONTRIBUTIONS

          3.1 UNITHOLDERS.

          (a) Each Unitholder named on Schedule I attached hereto has made
                                       ----------
Capital Contributions to the Company as set forth on Schedule I in exchange for
                                                    -----------
the Units specified thereon; it being understood that interest paid by any Unitholder on Capital Contributions made by such Unitholder in the form of a promissory note pursuant to Section 3.1(b) below shall not be deemed a Capital Contribution and the paying of such interest shall not result in any increase in the amount of the Capital Account of such Unitholder.

          (b) Notwithstanding the provisions of paragraph (a) above, the Board may, at its sole option, permit Members to satisfy their Capital Contributions by the issuance to the Company of a promissory note with a principal amount equal to the amount of its Capital Contribution required hereunder.

          (c) Subsequent to the closing of the transactions contemplated by the Merger Agreement, each Unitholder who is issued Units by the Company shall make the Capital Contributions to the Company as determined by the Board pursuant to
Section 5.1 in exchange for such Units.

          3.2 CAPITAL ACCOUNTS.

          (a) The Company shall maintain a separate Capital Account for each Unitholder according to the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). For this purpose, the Company may (in the discretion of the Board), upon the occurrence of the events specified in Treasury Regulation
Section 1.704-1(b)(2)(iv)(f), increase or decrease the Capital Accounts in accordance with the rules of such regulation and Treasury Regulation Section 1.704-1(b)(2)(iv)(g) to reflect a revaluation of Company property.

          (b) For purposes of computing the amount of any item of Company income, gain, loss or deduction to be allocated pursuant to Article IV and to be reflected in the Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including any method of depreciation, cost recovery or amortization used for this purpose); provided that:
-------- ----

          (i) The computation of all items of income, gain, loss and deduction shall include those items described in Code Section 705(a)(l)(B) or Code Section 705(a)(2)(B) and Treasury Regulation Section 1.704-1(b)(2)(iv)(i), without regard to the fact that such items are not includable in gross income or are not deductible for federal income tax purposes.

          (ii) If the Book Value of any Company property is adjusted pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(e) or (f), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property.

          (iii) Items of income, gain, loss or deduction attributable to the disposition of Company property having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the Book Value of such property.

          (iv) Items of depreciation, amortization and other cost recovery deductions with respect to Company property having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the proper ty's Book Value in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g).

          (v) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Sections 732(d), 734(b) or 743(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis).

          3.3 NEGATIVE CAPITAL ACCOUNTS. No Unitholder shall be required to pay to any other Unitholder or the Company any deficit or negative balance which may exist from time to time in such Unitholder's Capital Account (including upon and after dissolution of the Company).

          3.4 NO WITHDRAWAL. No Person shall be entitled to withdraw any part of such Person's Capital Contribution or Capital Account or to receive any Distribution from the Company, except as expressly provided herein or in the Securityholders Agreement.

          3.5 LOANS FROM UNITHOLDERS. Loans by Unitholders to the Company shall not be considered Capital Contributions. If any Unitholder shall transfer funds to the Company in excess of the amounts required hereunder to be contributed by such Unitholder to the capital of the Company, the transfer of such excess shall not result in any increase in the amount of the Capital Account of such Unitholder. The amount of any such excess, to the extent approved by the Board and the Unitholder, shall be a debt of the Company to such Unitholder and shall be payable or collectible in accordance with such terms and conditions as are set by the Board and agreed to by such Unitholder and otherwise promptly repaid to such Unitholder.


                                   ARTICLE IV

                         DISTRIBUTIONS AND ALLOCATIONS

          4.1 DISTRIBUTIONS.

          (a) Except as otherwise set forth in this Section 4.1, the Board may in its sole discretion make Distributions at any time or from time to time. Except as otherwise set forth in this Section 4.1, each Distribution shall be made in the following order and priority:

          (i) first, to the holders of Preferred Units, an amount equal to the aggregate Unreturned Capital with respect to such Preferred Unitholders' outstanding Preferred Units (in the proportion that each Unitholder's share of Unreturned Capital with respect to Preferred Units bears to the aggregate amount of Unreturned Capital with respect to all such Preferred Units outstanding immediately prior to such Distribution) until each such Unitholder has received Distributions under this clause (i) in respect of such Unitholder's Preferred Units in an amount equal to the aggregate Unreturned Capital with respect to such Unitholder's outstanding Preferred Units immediately prior to such Distribution, and no Distribution or any portion thereof may be made under any of the other paragraphs below until the entire amount of Unreturned Capital with respect to the outstanding Preferred Units immediately prior to such Distribution has been paid in full;

          (ii) second, to the Class L Unitholders, an amount equal to the aggregate Unpaid Class L Yield with respect to such Class L Unitholders' outstanding Class L Units (in the proportion that each Class L Unitholder's share of Unpaid Class L Yield with respect to such Class L Units bears to the aggregate Unpaid Class L Yield with respect to all Class L Units immediately prior to such Distribution) until each such Unitholder has received Distributions under this clause (ii) in respect of such Unitholder's Class L Units in an amount equal to the aggregate Unpaid Class L Yield with respect to such Unitholder's outstanding Class L Units immediately prior to such Distribution, and no Distribution or any portion thereof shall be made under any of the other paragraphs below until the entire amount of the Unpaid Class L Yield with respect to the outstanding Class L Units immediately prior to such Distribution has been paid in full;

          (iii) third, to the Class L Unitholders, an amount equal to the aggregate Unreturned Capital with respect to such Class L Unitholders' outstanding Class L Units (in the proportion that each Unitholder's share of Unreturned Capital with respect to such Class L Units bears to the aggregate Unreturned Capital with respect to all such Class L Units immediately prior to such Distribution) until each such Unitholder has received Distributions under this clause (iii) in respect of such Unitholder's Class L Units in an amount equal to the aggregate Unreturned Capital with respect to such Unitholder's outstanding Class L Units immediately prior to such Distribution, and no Distribution or any portion thereof shall be made under any of the other paragraphs below until the entire amount of the Unreturned Capital with respect to the outstanding Class L Units immediately prior to such Distribution has been paid in full; and

          (iv) fourth, to the Common Unitholders, an amount equal to the amount of such Distribution that has not been distributed pursuant to paragraphs (i) through (iii) of this Section 4.1(a) above (ratably among such Unitholders based upon the number of outstanding Common Units held by each such Unitholder immediately prior to such Distribution).

          (b) Notwithstanding anything to the contrary herein, on the Preferred Redemption Date, the Company shall make a distribution to the each holder of Preferred Units an amount equal to the aggregate Unreturned Capital with respect to such Preferred Unitholders' outstanding Preferred Units; provided, however,
                                                            --------  -------
that, notwithstanding the foregoing, if the Senior Indebtedness (as defined in the Note) is in default and payment hereunder is prohibited thereby, amounts required to be paid pursuant to this paragraph shall not be permitted to be paid by the Company to the holder of the Preferred Units.

          (c) The Company may in the sole discretion of the Board, subject to any restrictions contained in the financing agreements to which the Company or any of its Affiliates is a party, distribute to each Unitholder within 75 days after the close of each Taxable Year (or at such earlier times and in such amounts as determined in good faith by the Board to be appropriate to enable the Unitholder to pay estimated income tax liabilities) an amount equal to 46% (or, at the Board's sole discretion such greater or lesser percentage as the Board may determine in good faith from time to time, to represent the sum of the maximum marginal federal, state and local income tax rates applicable to any Unitholder or its partners or stockholders, if applicable) of

          (i) the Profits for such Fiscal Year allocated to such Unitholder pursuant to Section 4.2 and 4.3, reduced by
                                                ----------

          (ii) the sum of (x) the Losses for such Fiscal Year allocated to such Unitholder pursuant to Sections 4.2 and 4.3 and (y) the excess of the aggregate Losses over the aggregate Profits for all prior fiscal years allocated to such Unitholder pursuant to Sections
               4.2 and 4.3 but only to the extent that such excess Losses have not expired unused pursuant to applicable Code provisions (provided that, any Unitholder claiming Losses to have expired unused shall provide the Company with documentation thereof and shall not have used Losses from any other investment ahead of Losses allocated to such Unitholder hereunder).

          (d) Each Distribution pursuant to Sections 4.1(a), 4.1(b) and 4.1(c) shall be made to the Persons shown on the Company's books and records as Unitholders as of the date of such Distribution; provided, however, that any
                                                 --------  -------
transferor and transferee of Units may mutually agree as to which of them should receive payment of any Distribution under Section 4.1(c).

          4.2 ALLOCATIONS.

          (a) Except as otherwise provided in Section 4.3, Profits and Losses for any Fiscal Year shall be allocated among the Unitholders in such a manner that, as of the end of such Fiscal Year, the sum of (i) the Capital Account of each Unitholder, (ii) such Unitholder's share of Minimum Gain (as determined according to Treasury Regulation Section 1.704-2(g)) and (iii) such Unitholder's partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(3)) shall be equal to the respective net amounts, positive or negative, which would be distributed to them or for which they would be liable to the Company under the Delaware Act, determined as if the Company were to (i) liquidate the assets of the Company for an amount equal to their Book Value and
(ii) distribute the proceeds of liquidation pursuant to Section 12.2.

          (b) For purposes of this Section 4.2, if Profits exceed Losses for a Fiscal Year, (i) Losses shall first be allocated to Unitholders whose Capital Accounts are reduced as a result of the allocations under Section 4.2(a), in an amount equal to the amount by which such Capital Accounts have been reduced and
(ii) Profits and any remaining Losses shall be allocated to Unitholders whose Capital Accounts are increased as a result of the allocations under Section 4.2(a), in the proportion that the amount of the increase in such Unitholder's Capital Accounts as a result of the allocations under Section 4.2(a) bears to the aggregate amount of the increase in all such Unitholders' Capital Accounts as a result of the allocations under Section 4.2(a).

          (c) For purposes of this Section 4.2, if Losses exceed Profits for a Fiscal Year, (i) Profits shall first be allocated to Unitholders whose Capital Accounts are increased as a result of the allocations under Section 4.2(a), in an amount equal to the amount by which such Capital Accounts have been increased and (ii) Losses and any remaining Profits shall be allocated to Unitholders whose Capital Accounts are reduced as a result of the allocations under Section 4.2(a), in the proportion that the amount of the reduction in such Unitholder's Capital Accounts as a result of the allocations under Section 4.2(a) bears to the aggregate amount of the reduction in all such Unitholders' Capital Accounts as a result of the allocations under Section 4.2(a).

          4.3 SPECIAL ALLOCATIONS.

          (a) Losses attributable to partner nonrecourse debt (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated in the manner required by Treasury Regulation Section 1.704-2(i). If there is a net decrease during a Taxable Year in partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(3)), Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) shall be allocated to the Unitholders in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(i)(4).

          (b) Nonrecourse deductions (as determined according to Treasury Regulation Section 1.704-2(b)(1)) for any Taxable Year shall be allocated to each Common Unitholder ratably among such Common Unitholders based upon the number of outstanding Common Units held by each such Common Unitholder immediately prior to such allocation. Except as otherwise provided in Section 4.3(a), if there is a net decrease in the Minimum Gain during any Taxable Year, each Unitholder shall be allocated Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) in the amounts and of such character as determined according to Treasury Regula tion Section 1.704-2(f). This Section 4.3(b) is intended to be a minimum gain chargeback provision that complies with the requirements of Treasury Regulation Section 1.704-2(f), and shall be interpreted in a manner consistent therewith.

          (c) If any Unitholder that unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) has an Adjusted Capital Account Deficit as of the end of any Taxable Year, computed after the application of Sections 4.3(a) and 4.3(b) but before the application of any other provision of this Article IV, then Profits for such Taxable Year shall be allocated to such Unitholder in proportion to, and to the extent of, such Adjusted Capital Account Deficit.
This Section 4.3(c) is intended to be a qualified income offset provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

          (d) Profits and Losses described in Section 3.2(b)(v) shall be allocated in a manner consistent with the manner that the adjustments to the Capital Accounts are required to be made pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(j), (k) and (m).

          (e) If, and to the extent that, any Unitholder is deemed to recognize any item of income, gain, loss, deduction or credit as a result of any transaction between such Unitholder and the Company pursuant to Code Sections 1272-1274, 7872, 483, 482 or any similar provision now or hereafter in effect, and the Board determines that any corresponding Profit or Loss of the Company should be allocated to the Unitholder who recognized such item in order to reflect the Unitholder's economic interests in the Company, then the Board may so allocate such Profit or Loss.

          4.4 TAX ALLOCATIONS.

          (a) The income, gains, losses, deductions and credits of the Company will be allocated, for federal, state and local income tax purposes, among the Unitholders in accordance with the allocation of such income, gains, losses, deductions and credits among the Unitholders for computing their Capital Accounts; except that if any such allocation is not permitted by the Code or other applicable law, the Company's subsequent income, gains, losses, deductions and credits will be allocated among the Unitholders so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.

          (b) Items of Company taxable income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall be allocated among the Unitholders in accordance with Code Section 704(c) so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its Book Value.

          (c) If the Book Value of any Company asset is adjusted pursuant to the requirements of Treasury Regulation Section 1.704-1(b)(2)(iv)(e) or (f) subsequent allocations of items of taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Book Value in the same manner as under Code Section 704(c).

          (d) Allocations of tax credits, tax credit recapture, and any items related thereto shall be allocated to the Unitholders according to their interests in such items as determined by the Board taking into account the principles of Treasury Regulation Section 1.704-1(b)(4)(ii).

          (e) Allocations pursuant to this Section 4.4 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, Distributions or other Company items pursuant to any provision of this Agreement.

          (f) The Company shall not be required to apply the "traditional method" of allocation permitted by Treasury Registration Section 1.704-3(b)(i).

          4.5 CURATIVE ALLOCATIONS. The allocations set forth in Section 4.3 (the "Regulatory Allocations") are intended to comply with certain requirements
      ----------------------
of Sections 1.704-1(b) and 1.704-2 of the Treasury Regulations. The Regulatory Allocations may not be consistent with the manner in which the Unitholders intend to allocate Profit and Loss of the Company or make Company distributions. Accordingly, notwithstanding the other provisions of this Article IV, but subject to the Regulatory Allocations, income, gain, deduction, and loss shall be reallocated among the Unitholders so as to eliminate the effect of the Regulatory Allocations and thereby cause the respective Capital Accounts of the Unitholders to be in the amounts (or as close thereto as possible) they would have been if Profit and Loss (and such other items of income, gain, deduction and loss) had been allocated without reference to the Regulatory Allocations.
In general, the Unitholders anticipate that this will be accomplished by specially allocating other Profit and Loss (and such other items of income, gain, deduction and loss) among the Unitholders so that the net amount of the Regulatory Allocations and such special allocations to each such Unitholder is zero. In addition, if in any Fiscal Year or Fiscal Period there is a decrease in partnership minimum gain, or in partner nonrecourse debt minimum gain, and application of the minimum gain chargeback requirements set forth in Section 4.3(a) or Section 4.3(b) would cause a distortion in the economic arrangement among the Unitholders, the Unitholders may, if they do not expect that the Company will have sufficient other income to correct such distortion, request the Internal Revenue Service to waive either or both of such minimum gain chargeback requirements. If such request is granted, this Agreement shall be applied in such instance as if it did not contain such minimum gain chargeback requirement.

          4.6  INDEMNIFICATION AND REIMBURSEMENT FOR PAYMENTS ON BEHALF OF A
UNITHOLDER.   Except as otherwise provided in Section 14.12, if the Company is obligated to pay any amount to a Governmental Entity (or otherwise makes a payment to a Governmental Entity) that is specifically attributable to a Unitholder or a Unitholder's status as such (including federal withholding taxes, state personal property taxes, and state unincorporated business taxes), then such

Person shall indemnify the Company in full for the entire amount paid (including interest, penalties and related expenses). The Board may offset Distributions to which a Person is otherwise entitled under this Agreement against such Person's obligation to indemnify the Company under this Section 4.6. A Unitholder's obligation to make contributions to the Company under this Section 4.6 shall survive the termination, dissolution, liquidation and winding up of the Company, and for purposes of this Section 4.6, the Company shall be treated as continuing in existence. The Company may pursue and enforce all rights and remedies it may have against each Unitholder under this Section 4.6, including instituting a lawsuit to collect such contribution with interest calculated at a rate equal to the Base Rate plus three percentage points per annum (but not in excess of the highest rate per annum permitted by law).


                                   ARTICLE V

                                   MANAGEMENT

          5.1 AUTHORITY OF BOARD. Except for situations in which the approval of the Members is specifically required by this Agreement, but subject to any applicable provisions of the Securityholders Agreement (i) the Board shall conduct, direct and exercise full control over all activities of the Company and
(ii) all management powers over the business and affairs of the Company shall be exclusively vested in the Board. Without limiting the generality of the foregoing, subject to the Securityholders Agreement, (x) the Board shall have sole and complete discretion in determining whether to issue Equity Securities, the number of Equity Securities to be issued at any particular time, the Capital Contribution or purchase price for any Equity Securities issued, and all other terms and conditions governing the issuance of Equity Securities and (y) the Board may in its sole and complete discretion enter into, approve, and consummate any merger, consolidation, sale of all or any part of its assets, Liquidity Event or other extraordinary transaction, and execute and deliver on behalf of the Company or the Unitholders any agreement, document and instrument in connection therewith (including amendments, if any, to this Agreement or adoptions of new constituent documents) without the approval or consent of any Unitholder. No Representative shall have the authority to bind the Company, unless such authority has been granted to such Representative by the Board.

          5.2 ACTIONS OF THE BOARD; COMPOSITION.

          (a) The Board may act (i) through meetings and written consents pursuant to Section 5.4, (ii) through committees pursuant to Section 5.4(a) and
(iii) through any Person to whom authority and duties have been delegated pursuant to Section 5.5.

          (b) The Board shall consist of five individuals, which number may be adjusted by the vote of the Bain Members, and, subject to the Securityholders Agreement, the Members holding a majority of the Bain Units (the "Bain
                                                                   ----
Members") shall be entitled to appoint such Board Members.  Each member of the
--------
Board is referred to herein as a "Representative."  Subject to the immediately
                                  --------------
preceding sentences and the Securityholders Agreement, the Bain Members may remove (with or without cause) and, at their option and at any time thereafter, replace, one or more of the Representatives at any time by giving written notice pursuant to Section
14.5 of such removal and the name of the replacement Representative(s) to the Board, if any; provided that any such replacement Representative is eligible
               --------
to be appointed as a Representative pursuant to the immediately preceding sentences in this Section 5.2(b). A "Chairman" of the Board shall be elected
                                     --------
by the Board for one or more one-year terms.

          (c) The initial Board shall consist of those persons set forth on
Schedule II attached hereto, each such person will be decreed duly appointed to
-----------
the Board as of the first Business Day following the date hereof.

          (d) In the event that any Representative designated hereunder by the Bain Members ceases to serve as a member of the Board, the resulting vacancy on the Board shall be filled by a Representative appointed by the Bain Members as provided by Section 5.2(b).

          5.3 PROXIES. A Representative may vote at a meeting of the Board or any committee thereof either in person or by proxy executed in writing by such Representative. A telegram, telex, cablegram or similar transmission by the Representative, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Representative shall (if stated thereon) be treated as a proxy executed in writing for purposes of this Section
5.3. Proxies for use at any meeting of the Board or any committee thereof or in connection with the taking of any action by written consent shall be filed with the Board, before or at the time of the meeting or execution of the written consent as the case may be. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the majority of the Board who shall decide all questions concerning the qualification of voters, the validity of the proxies and the acceptance or rejection of votes. No proxy shall be valid after eleven months from the date of its execution unless otherwise provided in the proxy. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Should a proxy designate two or more Persons to act as proxies, unless that instrument shall provide to the contrary, a majority of such Persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, the Company shall not be required to recognize such proxy with respect to such issue if such proxy does not specify how the votes that are the subject of such proxy are to be voted with respect to such issue.

          5.4 MEETINGS, ETC.

          (a) Meetings of the Board and any committee thereof shall be held at the principal office of the Company or at such other place as may be determined by the Board or such committee. Regular meetings of the Board shall be held on such dates and at such times as shall be determined by the Board. Special meetings of the Board or any committee may be called by any one Representative (or, in the case of a special meeting of any committee of the Board, by any member thereof) on at least twenty-four hours' prior written notice to the other Representatives, which notice shall state the purpose or purposes for which such meeting is being called. The actions taken by the Board or any committee at any meeting (as opposed to by written consent), however called and noticed, shall be as valid as though taken at a meeting duly held after regular call and notice if (but not until), either before, at or after the meeting, the Representative as to whom it was improperly held signs a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. The actions by the Board or any committee thereof may be taken by vote of the Board or any committee at a meeting of the Representatives thereof or by unanimous written consent (without a meeting and without a vote). A meeting of the Board or any committee may be held by conference telephone or similar communications equipment by means of which all individuals participating in the meeting can be heard.

          (b) Each Representative shall have one vote on all matters submitted to the Board or any committee thereof (whether the consideration of such matter is taken at a meeting, by written consent or otherwise). The affirmative vote (whether by proxy or otherwise) of members of the Board holding a majority of the votes of all members of the Board shall be the act of the Board. Except as otherwise provided by the Board when establishing any committee, the affirmative vote (whether by proxy or otherwise) of members of such committee holding a majority of the votes of all members of such committee shall be the act of such committee.

          (c) The Company shall pay the reasonable out-of-pocket expenses incurred by each Representative in connection with attending the meetings of the Board and any committee thereof (unless such expenses shall have been paid or are required to be paid by any other Person). Except as otherwise provided in the immediately preceding sentence or elsewhere in this Agreement, the Representatives shall not be compensated for their services as members of the Board.

          5.5  DELEGATION OF AUTHORITY.   The Board may, from time to time,
delegate to one of more Persons (including any Representative or officer of the Company and including through the creation and establishment of one or more committees) such authority and duties as the Board may deem advisable. In addition, the Board may assign titles (including, without limitation, managing director, chairman, chief executive officer, president, principal, vice president, secretary, assistant secretary, treasurer, or assistant treasurer) and delegate certain authority and duties to such persons. Any number of titles may be held by the same Representative or other individual. The salaries or other compensation, if any, of the officers and agents of the Company shall be fixed from time to time by the Board. Any delegation pursuant to this Section
5.5 may be revoked at any time by the Board in its sole discretion.

          5.6 PURCHASE OF UNITS. The Board may cause the Company to purchase or otherwise acquire Units, or may purchase or otherwise acquire Units on behalf of the Company. As long as such Units are owned by or on behalf of the Company, such Units will not be considered outstanding for any purpose. Notwithstanding the foregoing, as long as the Note or any Preferred Units are outstanding, the Company shall not repurchase or otherwise acquire Units issued directly or indirectly to the Bain Group without the consent of Raytheon (or if the Note or the Preferred Units have been transferred, the then current transferee thereof). Except as required under Section 12.7 hereof, nothing in this Agreement shall be deemed to require Raytheon to sell Common Units.

          5.7 LIMITATION OF LIABILITY. (a) Except as otherwise provided herein or in an agreement entered into by such Person and the Company, no Representative or any of such Representative's Affiliates shall be liable to the Company or to any Member for any act or omission performed or omitted by such Representative in its capacity as a member of the Board pursuant to authority granted to such Person by this Agreement; provided that, except as otherwise
                                          -------- ----
provided herein, such limitation of liability shall not apply to the extent the act or omission was attributable to such Person's gross negligence, willful misconduct or knowing violation of law. The Board may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and no Representative or any of such Representative's Affiliates shall be responsible for any misconduct or negligence on the part of any such agent appointed by the Board (so long as such agent was selected in good faith and with reasonable care). The Board shall be entitled to rely upon the advice of legal counsel, independent public accountants and other experts, including financial advisors, and any act of or failure to act by the Board in good faith reliance on such advice shall in no event subject the Board or any Representative thereof to liability to the Company or any Member.

          (b) Whenever this Agreement or any other agreement contemplated herein provides that the Board shall act in a manner which is, or provide terms which are, "fair and reasonable" to the Company or any Unitholder, the Board shall determine such appropriate action or provide such terms considering, in each case, the relative interests of each party to such agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable United States generally accepted accounting practices or principles.

          (c) Whenever in this Agreement or any other agreement contemplated herein, the Board is permitted or required to take any action or to make a decision in its "sole discretion" or "discretion," with "complete discretion" or under a grant of similar authority or latitude, the Board shall be entitled to consider such interests and factors as it desires, provided that, the Board
                                                   -------- ----
shall act in good faith.

          (d) Whenever in this Agreement the Board is permitted or required to take any action or to make a decision in its "good faith" or under another express standard, the Board shall act under such express standard and, to the extent permitted by applicable law, shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein, and, notwithstanding anything contained herein to the contrary, so long as the Board acts in good faith, the resolution, action or terms so made, taken or provided by the Board shall not constitute a breach of this Agreement or any other agreement contemplated herein or impose liability upon the Board, any representative thereof or any of such Representative's Affiliates.

          (e) No power delegated to the Board hereunder shall, merely because its exercise is authorized hereunder, be deemed to satisfy the duty of the Board to act in good faith or its duty of loyalty to the Unitholders.

                                   ARTICLE VI

                     RIGHTS AND OBLIGATIONS OF UNITHOLDERS

          6.1 LIMITATION OF LIABILITY. Except as provided in this Agreement or in the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company and no Unitholder or Representative shall be obligated personally for any such debts, obligation or liability solely by reason of being a Unitholder or acting as a Representative of the Company. Except as otherwise provided in this Agreement, a Unitholder's liability (in its capacity as such) for Company liabilities and Losses shall be limited to such Unitholder's interest in the Company's assets; provided that a Unitholder shall
                                               -------- ----
be required to return to the Company any Distribution made to it in clear and manifest accounting or similar error. The immediately preceding sentence shall constitute a compromise to which all Unitholders have consented within the meaning of the Delaware Act. Notwithstanding anything contained herein to the contrary, the failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business and affairs under this Agreement or the Delaware Act shall not be grounds for imposing personal liability on the Unitholders for liabilities of the Company.

          6.2 LACK OF AUTHORITY. No Unitholder in its capacity as such (other than through its Representative or as a Representative) has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company or to make any expenditures on behalf of the Company and the Unitholders hereby consent to the exercise by the Board and the Representatives of the powers conferred on them by law and this Agreement.

          6.3 NO RIGHT OF PARTITION. No Unitholder shall have the right to seek or obtain partition by court decree or operation of law of any Company property, or the right to own or use particular or individual assets of the Company.

          6.4 INDEMNIFICATION.

          (a) Subject to Section 4.6, the Company hereby agrees to indemnify and hold harmless any Person (each an "Indemnified Person") to the fullest extent
                                   ------------------
permitted under the Delaware Act, as the same now exists or may hereafter be amended, substituted or replaced (but, in the case of any such amendment, substitution or replacement only to the extent that such amendment, substitution or replacement permits the Company to provide broader indemnification rights than the Company is providing immediately prior to such amendment), against all expenses, liabilities and losses (including attorneys' fees, judgments, fines, excise taxes or penalties) reasonably incurred or suffered by such Person (or one or more of such Person's Affiliates) by reason of the fact that such Person is or was a Unitholder or is or was serving as a Representative, officer, director, principal, member, employee or agent of the Company or is or was serving at the request of the Company as a Representative, officer, director, principal, member, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise; provided that
                                                               -------- ----
(unless the Board otherwise consents) no Indemnified Person shall be indemnified for any expenses, liabilities and losses suffered that are attributable to such Indemnified Person or its Affiliates gross negligence, willful misconduct or knowing violation of law or for any present or future breaches of any representations, warranties or covenants by such Indemnified Person or its

Affiliates contained herein or in the other agreements with the Company. Expenses, including attorneys' fees, incurred by any such Indemnified Person in defending a proceeding shall be paid by the Company in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Company.

          (b) The right to indemnification and the advancement of expenses conferred in this Section 6.4 shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, agreement, by-law, vote of Representatives or otherwise.

          (c) The Company may maintain insurance, at its expense, to protect any Indemnified Person against any expense, liability or loss described in Section 6.4(a) above whether or not the Company would have the power to indemnify such Indemnified Person against such expense, liability or loss under the provisions of this Section 6.4.

          (d) Notwithstanding anything contained herein to the contrary (including in this Section 6.4), any indemnity by the Company relating to the matters covered in this Section 6.4 shall be provided out of and to the extent of Company assets only and no Unitholder (unless such Unitholder otherwise agrees in writing or is found in a final decision by a court of competent jurisdiction to have personal liability on account thereof) shall have personal liability on account thereof or shall be required to make additional Capital Contributions to help satisfy such indemnity of the Company.

          (e) If this Section 6.4 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Indemnified Person pursuant to this Section 6.4 to the fullest extent permitted by any applicable portion of this Section 6.4 that shall not have been invalidated and to the fullest extent permitted by applicable law.

          6.5 MEMBERS RIGHT TO ACT. For situations which the approval of the Members (rather than the approval of the Board on behalf of the Members) is required, the Members shall act through meetings and written consents as described in paragraphs (a) and (b) below:

          (a) Except as otherwise provided by this Agreement, acts by the Members holding a majority of the Class A Units shall be the act of the Members. Any Member entitled to vote at a meeting of Members or to express consent or dissent to Company action in writing without a meeting may authorize another person or persons to act for them by proxy. A telegram, telex, cablegram or similar transmission by the Member, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Member shall (if stated thereon) be treated as a proxy executed in writing for purposes of this Section 6.5(a). No proxy shall be voted or acted upon after eleven months from the date thereof, unless the proxy provides for a longer period. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Should a proxy designate two or more Persons to act as proxies, unless that instrument shall provide to the contrary, a majority of such Persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, the Company shall not be required to recognize such proxy with respect to such issue if such proxy does not specify how the votes that are the subject of such proxy are to be voted with respect to such issue.

          (b) The actions by the Members permitted hereunder may be taken at a meeting called by Members holding at least 20% of the Class A Units on at least five days' prior written notice to the other Members entitled to vote, which notice shall state the purpose or purposes for which such meeting is being called. The actions taken by the Members entitled to vote or consent at any meeting (as opposed to by written consent), however called and noticed, shall be as valid as though taken at a meeting duly held after regular call and notice if (but not until), either before, at or after the meeting, the Members entitled to vote or consent as to whom it was improperly held signs a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. The actions by the Members entitled to vote or consent may be taken by vote of the Members entitled to vote or consent at a meeting or by written consent (without a meeting, without notice and without a vote) so long as such consent is signed by the Members having not less than the minimum number of Units that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voted. Prompt notice of the action so taken without a meeting shall be given to those Members entitled to vote or consent who have not consented in writing. Any action taken pursuant to such written consent of the Members shall have the same force and effect as if taken by the Members at a meeting thereof.

          (c) Except as specifically provided herein to the contrary, the owners of Class B Units, Class C Units, Class L Units and Preferred Units (in their capacity as owners of such Units) shall not have any right to vote on any matter or consent to any matter on which Members are otherwise entitled to vote or consent.

          6.6 CONFLICTS OF INTEREST.

          (a) A Unitholder, its Affiliates and each of their respective stockholders, Representatives, directors, officers, controlling persons, partners and employees (collectively, the "Unitholder Group") may have business
                                           ----------------
interests and engage in business activities in addition to those relating to the Company and its Subsidiaries, except as any such Person may have otherwise agreed hereafter with the Company in writing (e.g. the Executive Agreements). Neither the Company nor any of the other Unitholders shall have any rights by virtue of this Agreement in any business ventures of any such Person except for any business interests or activities which any such Person has agreed in writing with the Company to not pursue or consummate (whether directly or indirectly), in which case all of such Person's direct and indirect interest in such business interests or activities shall become an asset of the Company and the Company shall be entitled to all rights in such business interests or activities and to all income or profits derived therefrom.

          (b) No member of the Unitholder Group shall be obligated to present any particular investment or business opportunity to the Company even if the opportunity is of a character which, if presented to the Company, could be undertaken by the Company or any of its Subsidiaries, except as otherwise agreed hereafter by any such Person with the Company in writing (e.g. the Executive Agreements). Each member of the Unitholder Group shall have the right to undertake any such opportunity for itself for its own account or on behalf of another or to recommend any such opportunity to other Persons, except as otherwise agreed by any such Person with the Company in writing, in which case all of such Person's direct and indirect interest in such business interests or activities shall become an asset of the Company and the Company shall be entitled to all rights in such business interests or activities and to all income or profits derived therefrom.

          (c) Neither the Merger Agreement nor any other contractual obligation of Raytheon or any of its Affiliates prior to the closing of the transactions contemplated by the Merger Agreement shall be deemed an agreement with the Company to which this Section 6.6 applies.


                                  ARTICLE VII

                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

          7.1 RECORDS AND ACCOUNTING. The Company shall keep, or cause to be kept, appropriate books and records with respect to the Company's business, including all books and records necessary to provide any information, lists and copies of documents required to be provided pursuant to Section 7.3 or pursuant to applicable laws. All matters concerning (i) the determination of the relative amount of allocations and distributions among the Unitholders pursuant to Articles III and IV and (ii) accounting procedures and determinations, and other determinations not specifically and expressly provided for by the terms of this Agreement, shall be determined by the Board, whose determination shall be final and conclusive as to all of the Unitholders absent manifest clerical error.

          7.2 FISCAL YEAR. The Fiscal Year of the Company shall end on December 31 of each year or such other annual accounting period as may be established by the Board.

          7.3 REPORTS.

          (a) The Company shall deliver or cause to be delivered to each Unitholder, within 120 days after the end of each Fiscal Year, an annual report containing the following:

          (i) consolidated statements of income and cash flows of the Company and its Subsidiaries for such Fiscal Year, and a consolidated balance sheet of the Company and its Subsidiaries as of the end of such Fiscal Year, all prepared in accordance with generally accepted accounting principals, consistently applied, and audited by an independent accounting firm of recognized national standing and a copy of such firm's annual management letter regarding internal controls and other matters to the Board;

          (ii) a statement of changes in the Unitholder's equity and the Unitholder's Capital Account balance for such Fiscal Year; and

          (iii) a general description of the Company's activities during such Fiscal Year.

          (b) The Company shall, to the extent required by the Delaware Act, deliver or cause to be delivered to each Unitholder with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as any Unitholder shall from time to time reasonably request; provided that furnishing such information shall not be financially burdensome on
-------- ----
the Company, the Board or their Subsidiaries or unreasonably time consuming for the employees of the Company, the Board or their Subsidiaries.

          (c) The Company shall use reasonable efforts to deliver or cause to be delivered, within 75 days after the end of each Fiscal Year, to each Person who was a Unitholder at any time during such Fiscal Year all information necessary for the preparation of such Person's United States federal and state income tax returns.

          7.4 TRANSMISSION OF COMMUNICATIONS. Each Person that owns or controls Units on behalf of, or for the benefit of, another Person or Persons shall be responsible for conveying any report, notice or other communication received from the Board to such other Person or Persons.


                                  ARTICLE VII

                                  TAX MATTERS

          8.1 PREPARATION OF TAX RETURNS. The Company shall arrange for the preparation and timely filing of all returns required to be filed by the Company.

          8.2 TAX ELECTIONS. The Taxable Year shall be the Fiscal Year set forth in Section 7.2, unless the Board shall determine otherwise in its sole discretion and in compliance with applicable laws. The Board shall, in its sole discretion, determine whether to make or revoke any available election pursuant to the Code. Each Unitholder will upon request supply any information necessary to give proper effect to such election. Except as otherwise permitted herein, the Company shall not make or revoke any tax election adverse to Raytheon relative to the Bain Group.

          8.3 TAX CONTROVERSIES. Bain/RCL, L.L.C. is hereby designated the Tax Matters Partner and is authorized and required to represent the Company (at the Company's expense) in connection with all examinations of the Company's affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and reasonably incurred in connection therewith. Each Unitholder agrees to cooperate with the Company and to do or refrain from doing any or all things reasonably requested by the Company with respect to the conduct of such proceedings. The Tax Matters Partner shall keep all Unitholders fully informed of the progress of any examinations, audits or other proceedings, and all Unitholders shall have the right to participate in any such examinations, audits or other proceedings. Notwithstanding the foregoing, the Tax Matters Partner shall not settle or otherwise compromise any issue in any such examination, audit or other proceeding without first obtaining approval of the Board and, to the extent any settlement or compromise affects Raytheon adversely to the Bain Group, the consent of Raytheon.


                                   ARTICLE IX

                         TRANSFER OF COMPANY INTERESTS

          9.1 TRANSFER IN GENERAL. THE TRANSFER OF ANY INTEREST IN THE COMPANY IS SUBJECT TO THE RESTRICTIONS ON TRANSFER CONTAINED IN THE SECURITYHOLDERS AGREEMENT, AS AMENDED OR MODIFIED FROM TIME TO TIME, AND, WITH RESPECT TO UNITHOLDERS A PARTY THERETO, THE EXECUTIVE AGREEMENTS, WHICH RESTRICTIONS ARE INCORPORATED HEREIN BY REFERENCE. IN ADDITION, NO UNITHOLDER MAY TRANSFER ALL OR ANY PORTION OF SUCH UNITHOLDER'S INTEREST IN THE COMPANY WITHOUT THE PRIOR WRITTEN CONSENT OF THE BOARD IF SUCH TRANSFER WOULD (A) CAUSE THE COMPANY TO HAVE MORE THAN 100 PARTNERS WITHIN THE MEANING OF TREASURY REGULATION SECTION 1.7704-1(H) OR (B) CAUSE THE COMPANY TO HAVE TO REGISTER AS AN INVESTMENT COMPANY FOR PURPOSES OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

          9.2 ASSIGNEE'S RIGHTS.

          (a) A permitted transfer of a Company Interest shall be effective as of the date of assignment and compliance with the conditions to such transfer and such transfer shall be shown on the books and records of the Company. Profits, Losses and other Company items shall be allocated between the transferor and the Assignee according to Code Section 706. Distributions made before the effective date of such transfer shall be paid to the transferor, and Distributions made after such date shall be paid to the Assignee.

          (b) Unless and until an Assignee becomes a Member pursuant to Article X, the Assignee shall not be entitled to any of the rights granted to a Member hereunder or under applicable law, other than the rights granted specifically to Assignees pursuant to this Agreement and to have the other rights granted to Assignees pursuant to the Delaware Act; provided that, without relieving the
                                        --------
transferring Unitholder from any such limitations or obligations as more fully described in Section 9.3, such Assignee shall be bound by any limitations and obligations of a Unitholder contained herein that a Member would be bound on account of the Assignee's Company Interest (including the obligation to make Capital Contributions on account of such Company Interest).

          9.3 ASSIGNOR'S RIGHTS AND OBLIGATIONS. Any Member who shall transfer any Units or other interest in the Company shall cease to be a Unitholder with respect to such Units or other interest and shall no longer have any rights or privileges of a Unitholder with respect to such Units or other interest (it being understood, however, that the applicable provisions of Sections 5.7 and 6.4 shall continue to inure to such Person's benefit), except that unless and until the Assignee is admitted as a substituted Member in accordance with the provisions of Article X (the "Admission Date"), (i) such
                                                  --------------
assigning Unitholder shall retain all of the duties, liabilities and obligations of a Unitholder with respect to such Units or other interest, including, without limitation, the obligation (together with its Assignee pursuant to Section 9.2(b)) to make and return Capital Contributions on account of such Units or other interest pursuant to the terms of this Agreement and (ii) the Board may, in its sole discretion, reinstate all or any portion of the rights and privileges of such Unitholder with respect to such Units or other interest for any period of time prior to the Admission Date. Nothing contained herein shall relieve any Unitholder who Transfers any Units or other interest in the Company from any liability of such Unitholder to the Company with respect to such Units or other interest that may exist on the Admission Date or that is otherwise specified in the Delaware Act and incorporated into this Agreement or for any liability to the Company or any other Person for any materially false statement made by such Unitholder (in its capacity as such) in the Securityholders Agreement or an Executive Agreement or for any present or future breaches of any representations, warranties or covenants by such Unitholder (in its capacity as such) contained herein or in the other agreements with the Company.


                                   ARTICLE X

                              ADMISSION OF MEMBERS

          10.1 SUBSTITUTED MEMBERS. In connection with the permitted transfer of a Company Interest of a Unitholder, the transferee shall become a Substituted Member on the effective date of such transfer, which effective date shall not be earlier than the date of compliance with the conditions to such transfer (without any Board or Member consent unless one of the conditions to such transfer (as set forth in Section 1 of the Securityholders Agreement) is that Board or Member consent is required for the admission of such transferee, in which case such consent must first be obtained), and such admission shall be shown on the books and records of the Company.

          10.2 ADDITIONAL MEMBERS. A Person may be admitted to the Company as an Additional Member only upon furnishing to the Board (a) a letter of acceptance, in form satisfactory to the Board, of all the terms and conditions of this Agreement, including the power of attorney granted in Section 14.1, and
(b) such other documents or instruments as may be necessary or appropriate to effect such Person's admission as a Member (including the Securityholders Agreement and such other documents referenced therein). Such admission shall become effective on the date on which the Board determines in its sole discretion that such conditions have been satisfied, each of the conditions contained in the Securityholders Agreement to the issuance of Units to such Member have been satisfied, and when any such admission is shown on the books and records of the Company.

                                   ARTICLE XI

                   WITHDRAWAL AND RESIGNATION OF UNITHOLDERS

          11.1 WITHDRAWAL AND RESIGNATION OF UNITHOLDERS. No Unitholder shall have the power or right to withdraw or otherwise resign from the Company prior to the dissolution and winding up of the Company pursuant to Article XII without the prior written consent of the Board, except as otherwise expressly permitted by this Agreement. Any Unitholder, however, that withdraws or otherwise resigns from the Company without the prior written consent of the Board upon or following the dissolution and winding up of the Company pursuant to Article XII but prior to such Unitholder receiving the full amount of Distributions from the Company to which such Unitholder is entitled pursuant to Article XII shall be liable to the Company for all damages directly or indirectly caused by the withdrawal or resignation of such Unitholder, and such Unitholder shall be entitled to receive the fair value of his equity interest in the Company as of the date of its resignation (or, if less, the amount that such Unitholder would have received on account of such equity interest had such Unitholder not resigned or otherwise withdrawn from the Company), as conclusively determined by the Board, on the sixth month anniversary date (or such earlier date determined by the Board) following the completion of the distribution of Company assets as provided in Article XII to all other Unitholders. Upon a transfer of all of a Unitholder's Units in a transfer permitted by the Securityholders Agreement and this Agreement, subject to the provisions of Section 9.3, such Unitholder shall cease to be a Unitholder.


                                  ARTICLE XII

                          DISSOLUTION AND LIQUIDATION

          12.1 DISSOLUTION. The Company shall not be dissolved by the admission of Additional Members or Substituted Members. The Company shall dissolve, and its affairs shall be wound up, upon:

          (a) the vote of the Board holding at least a majority of the votes of all members of the Board; or

          (b) the entry of a decree of judicial dissolution of the Company under
Section 35-5 of the Delaware Act or an administrative dissolution under Section 18-802 of the Delaware Act.

          Except as otherwise set forth in this Article XII, the Company is intended to have perpetual existence. An Event of Withdrawal shall not cause a dissolution of the Company and the Company shall continue in existence subject to the terms and conditions of this Agreement.

          12.2 LIQUIDATION AND TERMINATION. On dissolution of the Company, the Board shall act as liquidator or may appoint one or more Representatives or Members as liquidator. The liquidators shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and in the Delaware Act. The costs of liquidation shall be borne as a Company expense. Until final distribution, the liquidators shall continue to operate the Company properties with all of the power and authority of the Board. The steps to be accomplished by the liquidators are as follows:

          (a) as promptly as possible after dissolution and again after final liquidation, the liquidators shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Company's assets, liabilities and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable;

          (b) the liquidators shall cause the notice described in the Delaware Act to be mailed to each known creditor of and claimant against the Company in the manner described thereunder;

          (c) the liquidators shall pay, satisfy or discharge from Company funds (to the extent available therefor) all of the debts, liabilities and obligations of the Company (including, without limitation, all expenses incurred in liquidation) or otherwise make adequate provision (to the extent the remaining property or assets of the Company can so provide) for payment and discharge thereof (including, without limitation, the establishment of a cash fund for contingent liabilities in such amount and for such term as the liquidators may reasonably determine); and

          (d) all remaining assets of the Company shall be distributed to the holders of Units in accordance with Section 4.1 (a) by the end of the taxable year of the Company during which the liquidation of the Company occurs (or, if later, 90 days after the date of the liquidation).

The distribution of cash and/or property to a Unitholder in accordance with the provisions of this Section 12.2 and Section 12.3 below constitutes a complete return to the Unitholder of its Capital Contributions and a complete distribution to the Unitholder of its interest in the Company and all the Company's property and constitutes a compromise to which all Unitholders have consented within the meaning of the Delaware Act. To the extent that a Unitholder returns funds to the Company, it has no claim against any other Unitholder for those funds.

          12.3 DEFERMENT; DISTRIBUTION IN KIND. Notwithstanding the provisions of Section 12.2, but subject to the order of priorities set forth therein, if upon dissolution of the Company the liquidators determine that an immediate sale of part or all of the Company's assets would be impractical or would cause undue loss (or would otherwise not be beneficial) to the Unitholders, the liquidators may, in their sole discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy Company liabilities (other than loans to the Company by Unitholders) and reserves. Subject to the order of priorities set forth in Section 12.2, the liquidators may, in their sole discretion, distribute to the Unitholders, in lieu of cash, either (i) all or any portion of such remaining Company assets in-kind in accordance with the provisions of Section 12.2(d), (ii) as tenants in common and in accordance with the provisions of Section 12.2(d), undivided interests in all or any portion of such Company assets or (iii) a combination of the foregoing. Any such Distributions in kind shall be subject to (x) such conditions relating to the disposition and management of such assets as the liquidators deem reasonable and equitable and (y) the terms and conditions of any agreements governing the such assets (or the operation thereof or the holders thereof) at such time. Any Company assets distributed in kind will first be written up or down to their Fair Market Value, thus creating Profit or Loss (if any), which shall be allocated in accordance with Sections 4.2 and 4.3. The liquidators shall determine the Fair Market Value of any property distributed in accordance with the valuation procedures set forth in Article XIII.

          12.4 CANCELLATION OF CERTIFICATE. On completion of the distribution of Company assets as provided herein, the Company is terminated (and the Company shall not be terminated prior to such time), and the Board (or such other Person or Persons as the Delaware Act may require or permit) shall file a certificate of cancellation with the Secretary of State of Delaware, cancel any other filings made pursuant to this Agreement that are or should be canceled and take such other actions as may be necessary to terminate the Company. The Company shall be deemed to continue in existence for all purposes of this Agreement until it is terminated pursuant to this Section 12.4.

          12.5 REASONABLE TIME FOR WINDING UP. A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets pursuant to Sections 12.2 and 12.3 in order to minimize any losses otherwise attendant upon such winding up.

          12.6 RETURN OF CAPITAL. The liquidators shall not be personally liable for the return of Capital Contributions or any portion thereof to the Unitholders (it being understood that any such return shall be made solely from Company assets).

          12.7 LIQUIDITY EVENT OR IPO.

          (a) In the event that the Majority Holder (as defined in the Securityholders Agreement), or in the case of any such event which requires the approval of the Board, the Board approves a Liquidity Event or IPO, the Company and each of its Unitholders will work with Bain to structure such Liquidity Event or IPO to maximize Bain's after-tax return to Bain's direct or indirect members in connection therewith, but only to the extent that such structure is not materially detrimental to the Company or any other Unitholder.

          (b) Subject to the Securityholders Agreement, it is understood and agreed that the following structures of a Liquidity Event or IPO are not materially detrimental to the Company or any Member and shall be utilized by the Company and approved by the Board and each Unitholder if so requested by Bain:

               (i) Private Transaction.  A Liquidity Event in which the person
                   -------------------
          or persons purchasing the Company (the "Buyer") acquires separately
                                                  -----
          each of the following:

               (A) all Units other than Units held by Bain;

               (B) all debt instruments issued by Bain;

               (C) all options to acquire equity interests in Bain (which options the Buyer will then exercise); and

               (D) all other equity interests in Bain (i.e., all interests not acquired in clause (C) above).

      (ii) Public Offering.  An IPO under the following terms and in the
           ---------------
following order:

               (A) The Company will be incorporated; and

               (B) Bain will distribute its interests (i.e., shares) in the
                   Company to its securityholders. Any options to acquire such interests (i.e., shares) will be exercised.

                                  ARTICLE XII

                                   VALUATION

          13.1 DETERMINATION. The Fair Market Value of the assets of the Company or of a Company Interest in the Company will be determined by the Board (or, if pursuant to Section 12.3, the liquidators) in its good faith judgement in such manner as its deems reasonable and using all factors, information and data deemed to be pertinent.

          13.2    DETERMINATION OF FAIR MARKET VALUE. "Fair Market Value" of
                                                       -----------------
(i) a specific Company asset will mean the amount which the Company would receive in an all-cash sale of such asset in an arms-length transaction with an unaffiliated third party consummated on the day immediately preceding the date on which the event occurred which necessitated the determination of the Fair Market Value (and after giving effect to any transfer taxes payable in connection with such sale); and (ii) of the Company will mean the amount which the Company would receive in an all-cash sale of all of its assets and businesses as a going concern in an arms-length transaction with an unaffiliated third party consummated on the day immediately preceding the date on which the event occurred which necessitated the determination of the Fair Market Value (assuming that such sale were accomplished pursuant to a Liquidity Event of the type referred to in Section 12.7(b)(i) above and all of the proceeds from such sale were paid directly to the Company other than an amount of such proceeds necessary to pay transfer taxes payable in connection with such sale, which amount will not be received or deemed received by the Company). After a determination of the Fair Market Value of the Company is made as provided above, the Fair Market Value of a Company Interest will be determined by making a calculation reflecting the cash distributions which would be made to the Unitholders in accordance with this Agreement if the Company were deemed to have received such Fair Market Value in cash and then distributed the same to the Unitholders in accordance with the terms of this Agreement incident to the liquidation of the Company after payment to all of the Company's creditors from such cash receipts and assuming that all of the convertible debt and other convertible securities were repaid or converted (whichever yields more cash to the holders of such convertible securities). Except as otherwise provided herein or in any agreement, document or instrument contemplated hereby, any amount to be paid under this Agreement by reference to the Fair Market Value shall be paid in full in cash, and any Company Interest being transferred in exchange therefor will be transferred free and clear of all Liens.

                                  ARTICLE XIV

                               GENERAL PROVISIONS

          14.1 POWER OF ATTORNEY.

          (a) Each Unitholder hereby constitutes and appoints each member of the Board and the liquidators, with full power of substitution, as his true and lawful agent and attorney-in-fact, with full power and authority in his or its name, place and stead, to: (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) this Agreement, all certificates and other instruments and all amendments thereof which the Board deems appropriate or necessary to form, qualify, or continue the qualification of, the Company as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property; (B) all instruments which the Board deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (C) all conveyances and other instruments or documents which the Board deems appropriate or necessary to reflect the dissolution and liquidation of the Company pursuant to the terms of this Agreement, including a certificate of cancellation; and (D) all instruments relating to the admission, withdrawal or substitution of any Unitholder pursuant to Article X or XI; and (ii) sign, execute, swear to and acknowledge all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the reasonable judgment of the Board, to evidence, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Members hereunder or is consistent with the terms of this Agreement and/or appropriate or necessary (and not inconsistent with the terms of this Agreement), in the reasonable judgment of the Board, to effectuate the terms of this Agreement; provided, that the powers of attorney granted herein shall not be deemed to
--------
constitute a written consent of any Unitholder required pursuant to Section 14.2(b).

          (b) The foregoing power of attorney is irrevocable and coupled with an interest, and shall survive the death, disability, incapacity, dissolution, bankruptcy, insolvency or termination of any Unitholder and the transfer of all or any portion of his or its Company Interest and shall extend to such Unitholder's heirs, successors, assigns and personal representatives.

          14.2 AMENDMENTS.

          (a) The Board members holding a majority of the votes of all members of the Board (pursuant to its powers of attorney from the Unitholders as provided in Section 14.1), without the consent of any Unitholder, may amend any provision of this Agreement, and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

          (i) a change in the name of the Company or the location of the principal place of business of the Company;

          (ii) admission, substitution, removal or withdrawal of Members or Assignees in accordance with this Agreement;

          (iii) a change that in the Board's reasonable judgment does not adversely affect any Unitholder in any material respect in its capacity as an owner of Units, and is either (A) necessary or desirable to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any United States federal or state agency or judicial authority or contained in any United States federal or state statute, or (B) required by this Agreement; or

          (iv) a change that does not adversely affect any Unitholder in any material respect in its capacity as an owner of Units, and (A) cures any ambiguity, or (B) corrects or supplements any provisions in this Agreement.

          (b) In all other cases this Agreement may be amended or modified upon the consent of the Board and, except for amendments and modifications in connection with actions by the Board permitted by the second sentence of Section 5.1, the Bain Members; provided that no amendment or modification pursuant to
                       -------- ----
this Section 14.2(b) that would adversely affect holders of one class of Units in a manner different than holders of any other class of Units (other than amendments and modifications in connection with the actions of the Board permitted by Section 5.1), shall be effective against the holders of such class of Units without the prior written consent of holders of at least a majority of Units of such class adversely affected thereby; provided further that so long as
                                                -------- ------- ----
BRS or Raytheon holds any Units, no amendment or modification that will adversely alter BRS' or Raytheon's respective rights granted pursuant to this Agreement shall be effective against BRS or Raytheon, respectively, without its consent (it being understood that the issuance or creation of new (in accordance with Section 6 of the Securityholders Agreement) or additional Units, or other equity securities of the Company or the addition of new parties to this Agreement shall not be deemed to alter such rights).

          14.3 TITLE TO COMPANY ASSETS. Company assets shall be deemed to be owned by the Company as an entity, and no Unitholder, individually or collectively, shall have any ownership interest in such Company assets or any portion thereof. Legal title to any or all Company assets may be held in the name of the Company, the Board or one or more nominees, as the Board may determine. The Board hereby declares and warrants that any Company assets for which legal title is held in its name or the name of any nominee shall be held in trust by the Board or such nominee for the use and benefit of the Company in accordance with the provisions of this Agreement. All Company assets shall be recorded as the property of the Company on its books and records, irrespective of the name in which legal title to such Company assets is held.

          14.4 ADDRESSES AND NOTICES. Any notice, demand, request or report required or permitted to be given or made to any Person under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class mail or by other commercially reasonable means of written communication to the Person at his address as shown on the Company's books and records. An affidavit or certificate of mailing executed by the Board shall be conclusive (but not exclusive) evidence of the date and fact of mailing of any such notice, demand, request or report. Any notice to the Board or the Company shall be deemed given if received by the Board at the principal office of the Company designated pursuant to Section 2.5.

          14.5 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representa tives and permitted assigns.

          14.6 CREDITORS. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or any of its Affiliates, and no creditor who makes a loan to the Company or any of its Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in Company Profits, Losses, Distributions, capital or property other than as a creditor.

          14.7 WAIVER. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

          14.8 COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which will be an original and all of which together shall constitute one and the same agree ment binding on all the parties hereto.

          14.9 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. ANY DISPUTE RELATING HERETO SHALL BE HEARD IN THE STATE OR FEDERAL COURTS OF DELAWARE, AND THE PARTIES AGREE TO JURISDICTION AND VENUE THEREIN.

          14.10 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein

          14.11 FURTHER ACTION. The parties shall execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.

          14.12 EXPENSES. The Company shall pay, and hold the Investors and their respective Affiliates harmless against liability for the payment of (i) their out-of-pocket fees and expenses incurred in connection with this Agreement and the transactions related hereto and contemplated hereby (including legal expenses relating to this Agreement and the documents related hereto); (ii) the reasonable fees and expenses incurred in connection with an investment or acquisition by the Company or any of its Subsidiaries; (iii) the fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of any of this Agreement or the agreements referred to herein or contemplated hereby or thereby (including, without limitation, in connection with any proposed merger, sale or recapitalization of the Company or any of its Subsidiaries); (iv) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any Units; (v) the fees and expenses incurred with respect to the enforcement of the rights granted under any of this Agreement, the Units, and the other agreements referred to herein or contemplated hereby or thereby; and (vi) the reasonable fees and expenses incurred by each such Person in any filing with any Governmental Entity with respect to its investment in the Company which mentions such Person. So long as Raytheon or BRS holds any Units, the Company shall pay and hold Raytheon, BRS and their respective Affiliates harmless against liability for the payment of the fees and expenses incurred with respect to the successful enforcement of the rights granted under any of this Agreement, the Units, the Securityholders Agreement and the Registration Rights Agreement.

          14.13 OFFSET. Whenever the Company is to pay any sum to any Unitholder or any Affiliate or related person thereof, any amounts that such Unitholder or such Affiliate or related person owes to the Company may be deducted from that sum before payment.

          14.14 ENTIRE AGREEMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          14.15 REMEDIES. Each Unitholder shall have all rights and remedies set forth in this Agreement and all rights and remedies which such Person has been granted at any time under any other agreement or contract and all of the rights which such Person has under any law. Any Person having any rights under any provision of this Agreement or any other agreements contemplated hereby shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          14.16  OPT-IN TO ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE.   The
Unitholders hereby agree that the Units shall be securities governed by Article 8 of the Uniform Commercial Code of the State of Delaware (and the Uniform Commercial Code of any other applicable jurisdiction).

          14.17 DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word "including" in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. Without limiting the generality of the immediately preceding sentence, no amendment or other modification to any agreement, document or instrument that requires the consent of any Person pursuant to the terms of this Agreement or any other agreement will be given effect hereunder unless such Person has consented in writing to such amendment or modification. Wherever required by the context, references to a Fiscal Year shall refer to a portion thereof. The use of the words "or," "either" and "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Wherever a conflict exists between this Agreement and any other agreement, this Agreement shall control but solely to the extent of such conflict.

                           *     *     *     *     *

          IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Amended and Restated Limited Liability Company Agreement of Alliance Laundry Holdings LLC as of the date first written above.


                         BAIN/RCL, L.L.C.


                         By:_______________________________________

                         Its:_______________________________________


                         RAYTHEON COMPANY


                         By:_______________________________________

                         Its:_______________________________________

                                THOMAS F. L'ESPERANCE

                                ____________________________________

                                HERMAN W. BEACH

                                ____________________________________

                                JEFFREY J. BROTHERS

                                ____________________________________

                                R. SCOTT GASTER

                                ____________________________________

                                BRUCE P. ROUNDS

                                ____________________________________

                                ROBERT T. WALLACE

                                ____________________________________

                                SCOTT L. SPILLER

                                ____________________________________

                                DAVID A. DOCKERY

                                ____________________________________

                                DARWIN K. GILMORE

                                ____________________________________

                                CHARLES O. REIFF

                                ____________________________________

                                LEE E. WILSON

                                ____________________________________

                                RICHARD J. CASEY

                                ____________________________________

                                JAY B. MCDONALD

                                ____________________________________

                                KIM M. SHADY

                                ____________________________________

                                D. MARK FREESMAN

                                ____________________________________

                                AL RIOS

                                ____________________________________

                                PAT ANDERSEN-SHEW

                                ____________________________________

                                STIFEL, NICOLAUS CUSTODIAN FOR
                                PAULA K. L'ESPERANCE IRA

                                ____________________________________

                                STIFEL, NICOLAUS CUSTODIAN FOR
                                THOMAS F. L'ESPERANCE IRA

                                ____________________________________

                                STIFEL, NICOLAUS CUSTODIAN FOR
                                SCOTT L. SPILLER IRA

                                ____________________________________

                                STIFEL, NICOLAUS CUSTODIAN FOR
                                BRUCE P. ROUNDS IRA

                                ____________________________________

                                ROBERT W. BAIRD & CO INC. TTEE FBO
                                R SCOTT GASTER IRA

                                ____________________________________

                                EDWARD JONES CUST FBO ROBERT T.
                                WALLACE, IRA

                                ____________________________________

                                DELAWARE CHARTER GUARANTEE AND
                                TRUST COMPANY, TTEE FOR JEFFREY J.
                                BROTHERS, IRA

                                ____________________________________

BCB FAMILY PARTNERS, L.P.


By:                *                                           *
     ----------------------------               -------------------------------
     Name:                                      STEPHEN C. SHERRILL
     Title:

NAZ FAMILY PARTNERS, L.P.


By:                *                                           *
     ----------------------------               -------------------------------
     Name:                                      H. VIRGIL SHERRILL
     Title:


             *                                               *
-------------------------------                 -------------------------------
PAUL D. KAMINSKI                                NANCY A. ZWENG


             *                                               *
-------------------------------                 -------------------------------
BRUCE C. BRUCKMANN                              JOHN RICE EDMONDS


             *                                               *
-------------------------------                 -------------------------------
DONALD J. BRUCKMANN                             SUSAN KAIDER


             *                                               *
-------------------------------                 -------------------------------
HAROLD O. ROSSER                                MARILENA TIBREA

             *
-------------------------------
WALKER C. SIMMONS


MLPF&S CUSTODIAN FBO PAUL KAMINSKI

By:          *
    ---------------------------


BRS/RCL INVESTMENT CORP.

By:________________________________
Its:________________________________


*    By:  _________________________________
     Name: Stephen Sherrill
     Title:  Attorney-in-fact

                                   SCHEDULE I


                                       Capital
                                    Contributions
                                     pursuant to                        Class L   Class A  Class B  Class C
Name and Address                    Section 3.1(a)    Preferred Units    Units     Units    Units    Units
----------------                   ----------------   ---------------   -------   -------  -------  -------
Bain/RCL, L.L.C.
Two Copley Place
Boston, MA  02116

Raytheon Company
141 Spring Street
Lexington, MA 02173

BRS/RCL Investment Corp.
c/o Bruckmann Rosser Sherrill &
Co., Inc.
126 East 56th Street
New York, NY  10022

Bruce C. Bruckmann
125 East 84th Street, Apt. 5A
New York, NY  10028

Harold O. Rosser
499 Silvermine Road
New Canaan, CT  06840

Stephen C. Sherrill
765 Park Avenue
New York, NY  10028

BCB Family Partners, L.P.
125 East 84th Street, Apt. 5A
New York, NY  10028

NAZ Family Partners, L.P.
125 East 84th Street, Apt. 5A
New York, NY  10028

Nancy A. Zweng
125 East 84th Street, Apt. 5A
New York, NY  10028

Donald J. Bruckmann
68 East 79th Street
New York, NY  10021

H. Virgil Sherrill
c/o Prudential Securities
One Seaport Plaza, 34th Flr.
New York, NY  10292

                                       Capital
                                    Contributions
                                     pursuant to                        Class L   Class A  Class B  Class C
Name and Address                    Section 3.1(a)    Preferred Units    Units     Units    Units    Units
----------------                   ----------------   ---------------   -------   -------  -------  -------

MLPF&S Custodian FBO Paul
Kaminski
59 Fourth Avenue, #5A
New York, NY  10003

John Rice Edmonds
170 West 74th Street, #515
New York, NY  10023

Walker C. Simmons
424 West End Avenue, #18C
New York, NY  10024

Marilena Tibrea
4812 14th Avenue, Apt. 6C
Brooklyn, NY  11219

Susan Kaider
16 West 76th Street, #1RE
New York, NY  10023

Thomas F. L'Esperance
1945 Cliffview Court
Oshkosh, WI  54901

Herman W. Beach
4663 Meadowview Road
Mariann, FL  32446

Jeffrey J. Brothers
1614 River Mill Road
Oshkosh, WI  54901

R. Scott Gaster
906 Wylde Oak Drive
Oshkosh, WI  54904

Bruce P. Rounds
1510 Maricopa Drive
Oshkosh, WI  54904

Robert T. Wallace
1798 Hunters Glen Road
Oshkosh, WI  54901

Scott L. Spiller
341 Overland Trail
Oshkosh, WI  54904

David A. Dockrey
716 Lakeside
Madisonville, KY  42431

                                       Capital
                                    Contributions
                                     pursuant to                        Class L   Class A  Class B  Class C
Name and Address                    Section 3.1(a)    Preferred Units    Units     Units    Units    Units
----------------                   ----------------   ---------------   -------   -------  -------  -------

Darwin K. Gilmore
5092 Creek Path
Marianna, FL  32446

Charles O. Reiff
4390 Kelson Avenue
Marianna, FL  32446

Robert J. Baudhuin
2854 Westmoor Drive
Oshkosh, WI  54904

Lee E. Wilson
3896 Leonard Point Road
Oshkosh, WI  54904

Richard J. Casey
1520 Villa Park Drive
Oshkosh, WI  54904

Jay B. McDonald
738 Ransom Street
Ripon, WI  54971

Kim M. Shady
W13239 Penny lane
Ripon, WI  54971

D. Mark Freesman
1340 Candlelight Court
Oshkosh, WI  54904

Al Rios
5140 Menawa Trail
Marianna, FL  32446

Pat Andersen-Shew
1788 West Breeze
Oshkosh, WI  54904

Stifel, Nicolaus Custodian for
Paula K. L'Esperance IRA
500 N. Broadway
St. Louis, MO  63102

Stifel, Nicolaus Custodian for
Thomas F. L'Esperance IRA
500 N. Broadway
St. Louis, MO  63102

Stifel, Nicolaus Custodian for
Scott L. Spiller IRA
500 N. Broadway
St. Louis, MO  63102

                                       Capital
                                    Contributions
                                     pursuant to                        Class L   Class A  Class B  Class C
Name and Address                    Section 3.1(a)    Preferred Units    Units     Units    Units    Units
----------------                   ----------------   ---------------   -------   -------  -------  -------
Stifel, Nicolaus Custodian for
Bruce P. Rounds IRA
500 N. Broadway
St. Louis, MO  63102

Robert W. Baird & Co Inc.
TTEE FBO R Scott Gaster IRA
Account #3611-3785
P.O. Box 672
Milwaukee, WI  53201

Edward Jones, Cust FBO
Robert T. Wallace, IRA
931-90090-1-6
201 Progress Pkwy
Maryland Heights, MO  63043

Londolt Securities
Delaware Charter Guarantee and
Trust Company, TTEE for
Jeffrey J. Brothers, IRA
701 Oregon Street
Oshkosh, WI  54901

                                  SCHEDULE II

                           Initial Board of Managers
                           -------------------------


                             Thomas F. L'Esperance
                                Edward W. Conard
                                 Robert C. Gay
                                Stephen M. Zide
                                Stephen Sherrill